SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 30, 2025

ENPRO INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)

(704) 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2025, the shareholders of Enpro Inc. (the “Company”) voted to approve the Enpro Inc. Amended and Restated 2020 Equity Compensation Plan (the “Equity Plan”).  A description of the Equity Plan is included on pages 58 through 64 of the Company’s definitive proxy statement for the annual meeting of shareholders held on April 30, 2025, filed with the Securities and Exchange Commission on March 24, 2025, which description is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)      The Company held its 2025 annual meeting of shareholders on April 30, 2025.

(b)      The following sets forth the voting results on each of the matters voted upon at the annual meeting:

Proposal 1.      Election of Directors

Each of the following individuals was elected as a director at the annual meeting.

Nominee	No. of Votes “For”	No. of Votes “Withheld”
Eric A. Vaillancourt	19,759,204	89,269
William Abbey	19,746,011	102,462
Allison K. Aden	19,812,436	36,037
Thomas M. Botts	19,402,527	445,946
Felix M. Brueck	19,531,163	317,310
Adele M. Gulfo	19,763,661	84,812
David L. Hauser	19,273,062	575,411
John Humphrey	19,560,127	288,346
Ronald C. Keating	19,754,537	93,936
Judith A. Reinsdorf	19,703,605	144,868

There were 362,374 broker non-votes on the proposal for the election of directors.

Proposal 2.          Adoption of a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the annual meeting.

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
19,245,739	592,109	10,625	362,374

Proposal 3.          Approval of the Equity Plan

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
19,409,912	426,245	12,316	362,374

Proposal 4.          Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2025

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
19,698,601	509,187	3,059	—

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits

10.1
Enpro Inc. Amended and Restated 2020 Equity Compensation Plan (incorporated by reference to Appendix B to the definitive proxy statement on Schedule 14A filed by Enpro Inc. on March 24, 2025 (File No. 001-31225))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2025

ENPRO INC.

	By:	/s/ Robert S. McLean
Robert S. McLean
Executive Vice President and General Counsel